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                                                                    EXHIBIT 99.1

CONTACTS:

W. Phillip Marcum                  Philip Bourdillon/Eugene Heller
President and CEO                  Silverman Heller Associates
303-785-8080                       310-208-2550

                         METRETEK TECHNOLOGIES ANNOUNCES


                         TERMINATION OF LETTER OF INTENT


                         TO SELL POWERSECURE SUBSIDIARY


DENVER - JULY 16, 2002 - METRETEK TECHNOLOGIES, INC. (NASDAQ: MTEK) reported that a previously announced letter of intent to sell all the issued and outstanding stock of its POWERSECURE, INC. subsidiary has terminated without the completion of definitive agreements. The identity of the buyer and the terms of the proposed transaction remain confidential. PowerSecure, which commenced operations in 2000, provides distributed generation systems to commercial and industrial users of electricity.

"When the buyer approached us several months ago, we felt the terms and contemplated sales price presented an opportunity to Metretek's stockholders that was worthy of further review," said Phil Marcum, president and CEO of Metretek Technologies. "Although this proposal did not work out, we nevertheless remain strongly committed to PowerSecure and look forward to continuing to develop its business." Marcum noted that the relatively quick resolution of the LOI frees the Company to seek other funding to ensure PowerSecure's continued success and its role as a valuable and growing asset of the Company.

Metretek Technologies, Inc. through its subsidiaries -- PowerSecure, Inc.; Metretek, Incorporated; and Southern Flow Companies, Inc. -- is a diversified provider of energy technology products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.

All forward-looking statements contained in this release, including statements concerning the procurement of funds necessary to ensure the growth of PowerSecure's business, are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, management's ability to complete the proposed transaction mentioned in this release and to subsequently use the proceeds to retire preferred stock; the Company's ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the effects of competition; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recent Form 10-KSB and Form 10-QSB. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward looking statements will be achieved, and readers are cautioned not to


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place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

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